PYX-201 Phase 1 Dose Escalation Study Data Disclosure November 2024

Forward Looking Statement This presentation contains forward-looking statements for the purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995 and other federal securities laws. All statements other than statements of historical facts contained in this presentation and press release, including without limitation statements regarding the Company’s plans to develop, manufacture and commercialize its product candidates, including PYX-201; initial results, timing and progress of the Company’s ongoing clinical trials; the expected results of the Company’s clinical trials; the ability of initial and topline clinical data to de-risk PYX-201 and be confirmed with clinical trial progression, including the safety, tolerability, and potential efficacy of PYX-201; the potential differentiation, advantage or effectiveness of PYX-201 compared to other approved products or products in development; the dosage and treatment potential of PYX-201; the size and future of the market; the plans and objectives of management, and the future results of operations and financial position of the Company, are forward-looking statements. These statements are neither promises nor guarantees, but are statements that involve known and unknown risks, uncertainties and other important factors that are in some cases beyond the Company’s control that may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the risks inherent in drug research and development, the Company’s projected cash runway and potential needs for additional funding; the lengthy, expensive, and uncertain process of clinical drug development, including potential delays in or failure to obtain regulatory approvals; the Company’s reliance on third parties and collaborators to conduct clinical trials, manufacture their product candidates, and develop and commercialize their product candidates; and the Company’s ability compete successfully against other drug candidates. Accordingly, investors should not rely upon forward-looking statements as predictions of future events. Except as required by applicable law, the Company undertakes no obligation to update publicly or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise.

Today's Presenters and Guest Key Opinion Leaders  Lara Sullivan, MD President and CEO Pam Connealy, MBA CFO and COO Jan Pinkas, PhD CSO Pyxis Oncology Senior Management Team Glenn Hanna, MD Director, Center for Cancer Therapeutic Innovation, Medical Oncologist, Center for Head & Neck Oncology Dana-Farber Cancer Institute Anthony Tolcher, MD, FRCPC Founder and CEO, NEXT Oncology Guest Key Opinion Leaders

Today’s Discussion will address these five questions What's novel about PYX-201? How stable is it? How is it tolerated? What early response data have we seen? How will it be further tested? 1 2 3 4 5 First-in-concept ADC with non-cellular targeting and extracellular payload cleavage Stable molecule with long half-life, dose-response PK and negligible free payload in circulation Favorable tolerability data observed with low discontinuation rate allowing for potential IO combo opportunities in earlier lines 26% ORR observed at Identified Dose Range across 6* solid tumor types (n=31) with 50% ORR in lead indication HNSCC Mono and combo development paths including front line opportunities planned with multiple catalysts in next 6-18 months *HNSCC, Ovarian, HR+ Breast, TNBC, NSCLC, Sarcoma

PYX-201 is the first-in-concept extracellular-cleaving ADC in clinical development PYX-201 targets EDB+FN (Extra-domain B of Fibronectin) A splice variant of fibronectin Non-cellular structural component of the extracellular matrix (ECM) Highly overexpressed in several solid tumors PYX-201 has a unique, non-cellular mechanism Releases payload extracellularly Drives anti-tumor activity via direct tumor killing, Bystander Effect, and immunogenic cell death PYX-201 offers novel, pioneering approach with potential benefits over cellular-targeted therapies. Note: CAFs- cancer-associated fibroblasts Tumor Vasculature (e.g., Avastin) Fibronectin CAFs EDB (PYX-201) Immune Cells (e.g., KEYTRUDA®) Tumor Cells (e.g., Enhertu) Targets EDB+FN, a novel non-cellular target

EDB+FN is highly differentially expressed in tumor Extracellular Matrix (ECM) Source: Pyxis Oncology nonclinical data IHC assay demonstrated high baseline EDB in indications of interest EDB expression from Phase 1 patient biopsies consistent with IHC validation data-set No distinct correlation initially observed between EDB expression and individual patient response in the Phase 1 study Ongoing work to explore predictive biomarkers Implement digital pathology coupled with AI to correlate histologic features and stromal markers Stromal EDB Expression Tumor Normal Tumor Normal TNBC Normal HR+BC Tumor Normal Tumor Normal Tumor Normal Tumor Normal Tumor Normal Tumor Normal Thyroid Head Neck Breast Liver Soft Tissue Lung Ovary Kidney Stromal EDB+FN protein shows differential expression between tumor and normal samples in a nonclinical study Pancreas Additional biomarkers to be identified and verified for clinical development Significant EDB+FN expression across a wide variety of solid tumors

PYX-201 potential to deliver powerful anti-tumor activity in mono and combo regimens

Non-cellular approach altering the ECM may potentially address a primary cause of drug resistance

1 Payload diffuses into & designed to kill tumors cells

2 Additional Bystander killing

3 Immunogenic cell death


Neoantigen
Dead Cell

PYX-201 designed to bind to EDB and releases payload within tumor ECM

Tumor cell dies, releasing payload for additional cycles of tumor cell killing

Tumor death and exogenous antibody fragments lead to T-cell activation

Payload Driven | **Immune Driven**

Key: CD8+ lymphocyte; Proteases (e.g., cathepsin); Cleaved & active payload (auristatin); EDB+FN; Dendritic cell; PYX-201; Tumor cell; Matrix

PY ONCOLOGY
7

New Clinical Trial Collaboration to Evaluate PYX-201 in Combination with KEYTRUDA® (pembrolizumab)

PYX-201 disruption of ECM has potential to augment PD-1 anti-tumor effects in early lines of therapy

PYX-201 to be evaluated in combination with Merck's anti-PD-1 therapy, KEYTRUDA® (pembrolizumab)

MERCK

- PYXS among partners granted direct funded supply of KEYTRUDA by Merck (known as MSD outside of the US and Canada)
- **Significant value** of funded KEYTRUDA supply to PYXS
- Sites activated with **FPFV expected Jan 25**

Strong preclinical combo data and clinical monotherapy data support opportunities

- **PYX-201 Phase 1 monotherapy responses observed** across multiple tumor types with **superior tolerability**
- PYX-201 **enhanced T-cell infiltration and increased PD-L1** expression in preclinical models
- Results suggest **potential for enhanced combinatorial benefit between PXY-201 and** KEYTRUDA

PYX-201 novel extracellular MOA provides unique opportunity to **combine with multiple mechanisms and modalities,** including IO, ADCs, and EGFRs

PYXIS ONCOLOGY

FPFV: First Patient First Visit

NOTE: Merck is known as MSD outside of the US and Canada; KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA. PYXS and Merck each retain all commercial rights to their respective compounds, including as monotherapy or as combination therapies.

8

PYX-201 ADC construct with site-specific conjugation chemistry & optimized auristatin payload has shown improved stability and biological potency

PYX-201 Construct


EDB+FN targeting mAb
Heavy chain
Light chain
Disulfide bond
Valine Citrulline linker
Aur-0101 payload (x4)
Engineered cysteine

Key potential advantages over traditional ADCs

mAb uniquely directed at **EDB+FN** in the ECM
- Designed to **reduce off-target effects**
- Applicable to multiple cancer types

Site-specific, protease-cleavable Valine Citrulline **linkers**
- Original technology **licensed from Pfizer**
- Reduced **free payload: undetectable in serum,** C_{max} ~4 days after administration

Carries four **Optimized Auristatin 0101** microtubule polymerization inhibiting MMAE payloads
- **Predictable, uniform drug-antibody ratio** (DAR) of 4, achieved from conjugation with engineered cysteines
- Potential to maximize **tumor-killing and biological potency**

PYXIS ONCOLOGY

MMAE: Monomethyl Auristatin E

9

PYX-201 PK profile demonstrates superior stability in circulation compared to approved Val-Cit-MMAE ADCs

The site-specific conjugation for PYX-201 delivers two advantages:

1. Lower levels of free payload in circulation
2. Longer half-life

First dose Padcev PK, 1.25 mg/kg



Padcev
Total Ab
MMAE
Mean plasma concentration (nM)
1000
100
10
1
0.1
0
1
2
3
4
5
6
7
8
Nominal time after dose (d)

Traditional MMAE ADCs with random conjugation have poor stability and high levels of free payload

Half-life = 3.6 days[1]

First dose PYX-201 PK, 1.2 mg/kg



PYX-201 ADC
Total Ab
MMAE
Mean plasma concentration (nM)
1000
100
10
1
0.1
0
7
14
21
Nominal time after dose (d)

PYX-201 uses site-specific conjugation, leading to stronger stability and lower levels of free payload

Half-life = 5-7 days

PYXIS ONCOLOGY

1. Based on the corresponding FDA label, shown as ADC half-life
MMAE: Monomethyl Auristatin E

10

PYX-201 Dose linear PK demonstrated no antigen sink Consistent with differentiated EDB target expression in tumor ECM and negligible expression in normal tissue Nominal time after dose (d) Median plasma concentration (µg/mL) 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg 2.4 mg/kg 3.6 mg/kg 5.4 mg/kg 6.6 mg/kg 8 mg/kg PYX-201 ADC (ug/mL) Total Ab (ug/mL) Note: 4.4mg/kg PK analysis in progress

PYX-201 Ph1 Dose Escalation Study with 10 solid tumor types *No patient was dosed in this Phase 1 study for Renal Cancer HNSCC: Head and neck squamous cell carcinomas NSCLC: Non-small cell lung cancer; PDAC: Pancreatic ductal adenocarcinoma TNBC: Triple negative breast cancer HCC: Hepatocellular Carcinoma Patient eligibility criteria All comer solid tumor patients with no biomarker patient selection Male or non-pregnant, non-lactating female participants age ≥18 years Histologically or cytologically confirmed solid tumors Grade ≥2 Neuropathy excluded 10 tumor types included 80 patients dosed across 18 global sites Study objectives Safety Tolerability MTD Determine dose(s) for next phase of development Primary ORR, DCR, DOR PK/PD Cmax, Half-life Total Antibody, Free payload, Tmax Secondary HCC HNSCC HR+ Breast Cancer NSCLC Ovarian Cancer PDAC Renal Cancer* Sarcoma Thyroid Cancer TNBC MTD: Maximum Tolerated Dose ORR: Objective Response Rate DCR: Disease Control Rate DOR: Duration of Response

PYX-201 Ph1 Dose Escalation Study identified range of potentially effective doses 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg 2.4 mg/kg 3.6 mg/kg 4.4 mg/kg 5.4 mg/kg 6.6 mg/kg 8.0 mg/kg N=3 N=3 N=3 N=8 N=11 N=42 N=3 N=3 N=4 3.6 - 5.4 mg/kg focus of Phase 1 Part 1 recruitment Observed dose-dependent responses starting at 3.6 mg/kg 52% of patients recruited into 5.4 mg/kg dose Study explored doses from 0.3 - 8 mg/kg TBD Identified Dose Response Range 80 patients dosed across 18 global sites with Q3W dosing To evaluate in Ph 1 Part 2

Phase 1 Trial Patient Demographics show heavily pretreated heterogeneous population 1. Safety evaluable population 2. Include Trodelvy, Enhertu, IMG-151(FRα ADC ), I-DXd, ELU001 (FRα ADC), ASN004 (5T4 ADC) HNSCC: head and neck squamous cell carcinomas NSCLC: Non-small cell lung cancer; PDAC: Pancreatic ductal adenocarcinoma; TNBC: Triple negative breast cancer; HCC: Hepatocellular Carcinoma Demographics Total (N=771) Race N (%) Asian 6 (8%) Black or African American 5 (6%) White 56 (73%) Other/Unknown/Not Reported 10 (13%) Age Years Median (min-max) 65 (34-81) Baseline Weight kg Median (min-max) 68 (39-117) Prior Therapy Total (N=771) Prior Lines of Cancer Therapy Count Median (min-max) 4 (0-10) Prior therapy type n (%) Taxane 55 (71%) Platinum 53 (69%) IO Agent 33 (43%) ADC Agent2 14 (18%) Disease Characteristics Total (N=771) Cancer Type N (%) PDAC 17 (22%) NSCLC 14 (18%) Sarcoma 11 (14%) HNSCC 9 (12%) TNBC 9 (12%) Ovarian Cancer 8 (10%) HR+ Breast Cancer 4 (5%) Thyroid Cancer 4 (5%) HCC 1 (1%) Renal Cancer 0 (0%) Baseline ECOG Performance Status N (%) 0 31 (40%) 1 46 (60%) Time from initial diagnosis Years Median (min-max) 3 (0.2 - 36) 80 patients dosed, 3 dosed after Oct 4 data cutoff

TRAEs N 3 3 3 8 11 3 39 4 3 771 All TRAEs 1 (33%) 1 (33%) 3 (100%) 6 (75%) 9 (82%) 3 (100%) 36 (92%) 4 (100%) 3 (100%) 66 (86%) Grade 1/2 TRAEs 1 (33%) 1 (33%) 3 (100%) 4 (50%) 8 (73%) 2 (67%) 22 (56%) 1 (25%) 2 (67%) 44 (57%) Grade 3/4 TRAEs 0 0 0 2 (25%) 1 (9%) 1 (33%) 14 (36%) 3 (75%) 1 (33%) 22 (29%) TRAEs leading to treatment discontinuation 0 0 0 0 0 0 12 (3%) 0 0 1 (1%) TRAEs leading to dose reduction 0 0 0 1 (13%) 1 (9%) 0 11 (28%) 1 (25%) 1 (33%) 15 (20%) TRAEs leading to dose delay 0 0 0 1 (13%) 0 0 7 (18%) 3 (75%) 1 (33%) 12 (16%) Dose limiting toxicity 0 0 0 0 0 0 3 (8%)3 1 (33%)4 1 (33%)5 5 (6%) Treatment related Deaths (Grade 5) 0 0 0 0 0 0 0 0 0 0 PYX-201 well-tolerated with low discontinuation rate well-positioned for front-line IO combinations 1. 3 out of 80 patients dosed after Oct 4 data cutoff 2. Discontinuation due to Grade 3 pneumonitis in heavily pre-treated NSCLC patient TRAE: Treatment-Related Adverse Event 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg 2.4 mg/kg 3.6 mg/kg 4.4 mg/kg 5.4 mg/kg 6.6 mg/kg 8.0 mg/kg TOTAL Identified dose range 3 TRAE – Grade 3 Neutropenic Enterocolitis, Grade 2 Dehydration and Grade 2 Myalgia 4 TRAE – Grade 4 Hyponatremia 5 Non-TRAE – Grade 5 Sepsis

Grade 1/2 TRAE profile potentially enables front-line combinations with IO and other MOAs

Identified dose range: 3.6–5.4 mg/kg

Grade 1/2 TRAEs	0.3 mg/kg	0.6 mg/kg	1.2 mg/kg	2.4 mg/kg	3.6 mg/kg	4.4 mg/kg	5.4 mg/kg	6.6 mg/kg	8.0 mg/kg	TOTAL
N	**3**	**3**	**3**	**8**	**11**	**3**	**39**	**4**	**3**	**77**[1]
MMAE-Payload-related Toxicity										
Cutaneous[2]	**0**	**0**	1 (33%)	3 (38%)	4 (36%)	1 (33%)	19 (49%)	2 (50%)	3 (100%)	33 (43%)
Neuropathy	**0**	**0**	1 (33%)	2 (25%)	1 (9%)	**0**	8 (21%)	**0**	2 (66%)	14 (18%)
Neutropenia	**0**	**0**	**0**	**0**	**0**	**0**	1 (3%)	**0**	**0**	1 (1%)
Ocular	1 (33%)	**0**	**0**	3 (38%)	3 (27%)	**0**	5 (13%)	1 (25%)	1 (33%)	14 (18%)
Non-Payload-related Toxicity										
Fatigue	**0**	1 (33%)	**0**	**0**	4 (36%)	1 (33%)	12 (31%)	2 (50%)	1 (33%)	21 (27%)
Nausea	**0**	1 (33%)	2 (67%)	4 (50%)	2 (18%)	**0**	8 (21%)	**0**	**0**	17 (22%)
Arthralgia	**0**	**0**	1 (33%)	1 (13%)	3 (27%)	2 (67%)	6 (15%)	2 (50%)	**0**	15 (20%)
Decreased Appetite	**0**	**0**	**0**	**0**	3 (27%)	1 (33%)	9 (23%)	1 (25%)	**0**	14 (18%)
Pneumonitis[3]	**0**	**0**	**0**	**0**	**0**	**0**	1 (3%)	0	1 (33%)	2 (3%)
All other toxicities	All other non-payload related Grade 1/2 toxicities with a frequency of <10%									

1 3 out of 80 patients dosed after Oct 4 data cutoff
2. Reversible and easily treated; not immunologically mediated; Limited to skin surface; no mucosal membrane involvement and no desquamation involvement
3. AEs of interest for ADCs; Gr1 pneumonitis at 5.4 mg/kg in HNSCC patient who experienced CR; Gr1 pneumonitis at 8 mg/kg in Sarcoma patient dose reduced to 3.6 mg/kg and is ongoing therapy since March 2024
TRAE: Treatment-Related Adverse Event; MMAE: Monomethyl Auristatin E

PYXIS ONCOLOGY

16

N 3 3 3 8 11 3 39 4 3 771 MMAE-Payload-related Toxicity Cutaneous2 0 0 0 0 0 0 3 (8%) 0 0 3 (4%) Neuropathy 0 0 0 1 (13%) 0 0 0 1 (25%) 0 2 (3%) Neutropenia 0 0 0 0 0 0 3 (8%) 1 (25%) 1 (33%) 5 (6%) Ocular 0 0 0 0 0 0 0 0 0 0 Non-Payload-related Toxicity Anemia3 0 0 0 0 0 0 2 (5%) 2 (50%) 0 4 (5%) Pneumonitis3 0 0 0 0 0 0 1 (3%) 0 0 1 (1%) Other All other non-payload related Grade 3/4 toxicities with a frequency of <5% Grade 3/4 TRAEs further support potential for PYX-201 in front-line combinations 1.3 out of 80 patients dosed after Oct 4 data cutoff 2. Reversible and easily treated; not immunologically mediated; Limited to skin surface; no mucosal membrane involvement and no desquamation involvement 3. AEs of interest for ADC; Gr3 pneumonitis in heavily pre-treated NSCLC patient who discontinued therapy TRAE: Treatment-Related Adverse Event; MMAE: Monomethyl Auristatin E Grade 3/4 TRAEs 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg 2.4 mg/kg 3.6 mg/kg 4.4 mg/kg 5.4 mg/kg 6.6 mg/kg 8.0 mg/kg TOTAL Identified dose range

PYX-201 safety and tolerability data compares favorably to data from third party studies of other approved ADCs ADC Target Payload Ocular Neuropathy Neutropenia Cutaneous Pneumonitis PYX-201 EDB+FN Auristatin 0101  (Auristatin) Padcev Nectin-4 Vedotin (MMAE) Tivdak TF Vedotin (MMAE) Elahere FRa DM4 maytansine Enhertu HER2 TOPO1 Trodelvy TROP2 SN38 Grade 3+ TRAE1 (%) 1. PYX-201 TRAE data based on current phase1 trial; for the 5 marketed drugs TRAE were from drugs' current labels, all TRAE are for monotherapy unless otherwise specified. TRAEs not reported are noted as 0 2. Reversible and easily treated; not immunologically mediated; Limited to skin surface; no mucosal membrane involvement and no desquamation involvement MMAE: Monomethyl Auristatin E 8%2 14% <1% 0% <0.2% <1% 0% 5% 6% 3% <0.1% 0% 8% 10% 3% 2% 17% 49% 0% 0% 3% 11% <0.1% 0% 1% 0.8% 0% 1% 1% 2% Ph1 Data (5.4mg/kg only, N =39) FDA Label

PYX-201 Phase 1 Part 1 RECIST 1.1 responses across all dose levels

65 patients evaluated as of October 4 data cut-off; ORR =26% in 6 responding tumor types (n=31) at 3.6-5.4 mg/kg Identified Dose Range*



Summary of all responses all doses for patients with at least 1 scan
(N=65)1
Best % change from baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR
CR
* Confirmed Response as of Oct 4th data cutoff
# Confirmed Response after Oct 4th data cutoff (-47% tumor regression)
Confirmed Response after Oct 4th data cutoff (-73% tumor regression)
Dose level
0.3 mg/kg
0.6 mg/kg
1.2 mg/kg
2.4 mg/kg
3.6 mg/kg
4.4 mg/kg
5.4 mg/kg
6.6 mg/kg
8 mg/kg

Clinical response[2]	CR: Disappearance of all target lesions; PR: ≥30% decrease in target lesion diameters from baseline; PD: ≥20% increase in target lesion diameters, plus an absolute increase of ≥5 mm; new lesions also indicate progression SD: Insufficient shrinkage for PR and insufficient growth for PD. **See RECIST1.1 for detailed explanation**

*N = 8 responders with at least 1 scan out of 31 HNSCC, Ovarian, NSCLC, HR+, TNBC and Sarcoma patients dosed at 3.6 – 5.4 mg/kg

1. N=65; 12 patients not included in waterfall of the 77 patients dosed prior to Oct 4 data cutoff; 3 patients scanned after 10/4 data cutoff, 1 patient's scan was delayed beyond protocol allowable timeframe, 3 patients discontinued prior to 1st scan due to non-TRAEs, 1 patient withdrew from the study prior to 1st scan and 4 patients discontinued due to Progressive Disease.
2. Based on RECIST 1.1 definition

PYXIS ONCOLOGY

19

30 60 90 120 150 180 210 240 270 300 330 360 390 420 HR+ BC Sarcoma HNSCC NSCLC Ovarian Cancer Sarcoma Pancreatic Cancer Sarcoma NSCLC TNBC Ovarian Cancer Pancreatic Cancer TNBC Pancreatic Cancer Pancreatic Cancer HNSCC Sarcoma NSCLC NSCLC TNBC HCC HNSCC Pancreatic Cancer HNSCC Sarcoma Thyroid Cancer Sarcoma TNBC Sarcoma HR+ BC NSCLC HR+ BC Ovarian Cancer TNBC NSCLC Pancreatic Cancer Pancreatic Cancer TNBC HNSCC Pancreatic Cancer HNSCC Pancreatic Cancer NSCLC Pancreatic Cancer HNSCC NSCLC Pancreatic Cancer NSCLC Pancreatic Cancer Sarcoma NSCLC NSCLC TNBC Ovarian Cancer HNSCC Ovarian Cancer Pancreatic Cancer Pancreatic Cancer Thyroid Cancer Sarcoma Pancreatic Cancer Sarcoma Ovarian Cancer Pancreatic Cancer Ovarian Cancer Thyroid Cancer Pancreatic Cancer Ovarian Cancer SD SD SD PR PD PR SD PR PR SD SD SD PD SD SD SD CR PR PR PR PD SD SD SD SD SD SD PD SD SD PR Sarcoma SD SD SD N/A SD PD SD SD PR PD PD SD SD PD PD PD PD SD SD PD PD N/A SD PR PD PD PD SD SD SD PD PD N/A PD PD N/A SD 1. N=69; 8 patients not included in swimmers plot of the 77 patients dosed prior to Oct 4 data cutoff; 3 patients scanned after 10/4 data cutoff, 1 patient’s scan was delayed beyond protocol allowable timeframe, 3 patients discontinued prior to 1st scan due to non-TRAEs and 1 patient withdrew form the study prior to 1st scan 2. Based on RECIST 1.1 definition PYX-201 Phase 1 Part 1 median time on study1 as of Oct 4 data cutoff was approximately 12 weeks N=69 patients1 Time on study (days) 0.3 mg/kg 0.6 mg/kg 1.2 mg/kg 2.4 mg/kg 3.6 mg/kg 4.4 mg/kg 5.4 mg/kg 6.6 mg/kg 8 mg/kg Dose level PR Median treatment duration: 85 days (12 weeks) 31 patients on treatment for 90+ days 16 patients ongoing

PYX-201 demonstrated strong signal in HNSCC patients Identified dose range of 3.6 – 5.4 mg/kg (n=6) 100% DCR Confirmed by RECIST 1.1 ORR 50% & 2 PRs 1 CR

1 confirmed CR 50% ORR Participants Days since first dose PR PD CR SD EOT Death Median 115 days (16 weeks)1 Durable responses for 6 evaluable patients in 3.6 - 5.4 mg/kg Identified Dose Range Patient Ongoing -100 -80 -60 -40 -20 0 20 40 60 80 100 3.6 mg/kg 5.4 mg/kg + / - / UNK: HPV positive / negative / unknown *Confirmed Response #Confirmed Response after Oct 4th data cutoff (-47% tumor regression) # Best % change from baseline PD PR CR * + + + * + 67% patients ongoing 6.6 mg/kg + 6 evaluable patients dosed 3.6 – 5.4 mg/kg Identified Dose Range 1 non-evaluable patient dosed 5.4 mg/kg 1 As of Oct. 4, 2024 2 non-evaluable patients dosed at 6.6 mg/kg (dose level not cleared) -15.5% tumor reduction Patient hospitalized for NRAE shortly after dosing; Scan occurred after allowable timeframe per protocol 1 death after 5 wks; -8% reduction 1 d/c due to NRAE, -26% reduction 5.4 mg/kg 3.6 mg/kg 5.4 mg/kg Dose level 6.6 mg/kg 6 evaluable HNSCC patients in cleared 3.6 - 5.4 mg/kg dose levels 3 additional patients not included in evaluable set showed tumor regression - - UNK - 3 mo dose holiday due to NRAE; pt resumed dosing 10/10 - + HPV Status + - + + 100% DCR

3 HNSCC Monotherapy Responders at 3.6 - 5.4 mg/kg

Patient population typically difficult to treat

	Confirmed CR in HPV+ PD-L1 negative patient	Confirmed PR in HPV+ patient who progressed on multi lines of IO therapy	Confirmed PR in HPV- patient heavily treated with Taxanes and IO
Patient Info	66 y/o male; **HPV positive; PD-L1 negative**	70 y/o male; **HPV positive; PD-L1 positive**	61 y/o male; **HPV negative; PD-L1 positive**
Prior therapies	Prior systemic therapy included Pembro, Carboplatin, and paclitaxel (Best response: UNK)	**3** prior systemic therapies in advanced setting • Pembro (Best Response: PD) • Pembro/cisplatin (Best Response: PD) • Pembro (Best Response: PD)	**4** prior systemic therapies in advanced setting • Pembro (Best Response: PD) • Paclitaxel (Best Response: SD) • Paclitaxel (Best Response: SD) • Carboplatin/5FU (Best Response: PD)
Clinical results	• Best Observed Response per RECIST 1.1**: -100% CR** • 16.3 mm tumor completely resolved	• Best Observed Response per RECIST 1.1**: -50% PR**	• Best Observed Response per RECIST 1.1**: -35% PR at data cutoff, -46.5 % PR post-data cutoff**

PYXIS ONCOLOGY

23

Current HNSCC market expanding and innovating

HNSCC market growing at 10.6% CAGR[1]

>606K[1] new cases annually worldwide

- ~71K in US
- ~60K in EU5
- Significant growth in emerging markets

Current SOC lacking in long term survival

Current SOC

- KEYTRUDA® (PD-1) +/- Chemo
- Erbitux (EGFRi) +/- Chemo
- 40% 5-year survival for metastatic HNSCC[2]
- Preference towards KEYTRUDA® over Erbitux given superior tolerability

Current innovation in development

Next generation EGFR assets

- Bicara's ficerafusp alfa
- Merus's petosemtamab
- Clinicians awaiting data on sequential EGFR therapies
- Different treatment mechanism may be required after initial EGFR failure

1. Source: DRG; 2. Source: Barsouk, A., Aluru, J. S., Rawla, P., Saginala, K., & Barsouk, A. (2023). Epidemiology, risk factors, and prevention of head and neck squamous cell carcinoma. *Medical Sciences*, *11*(2), 42.

24

Early PYX-201 Phase 1 Part 1 monotherapy data compares favorably with emerging competitors in HNSCC 1. Merus Company Presentation, 17Apr2023; 2. Philippe L. Bedard et al.,; A phase 1 trial of the bifunctional EGFR/TGFβ fusion protein BCA101 alone and in combination with pembrolizumab in patients with advanced solid tumors.. JCO 40, 2513-2513(2022).; DOI:10.1200/JCO.2022.40.16_suppl.2513; Trial PYX-201 Ph1a Mono Merus Ph1b Mono1 Bicara Ph1 Mono2 Dose / RP2D 3.6 - 5.4 mg/kg Q3W 1500 mg Q2W Doses up to 1500 mg QW N Evaluable in HNSCC 6 43 6 Median line of treatment 4 (1-6) 2 (1-4) N/A ORR 50% 1 CR; 2 PRs 37% 1 CR, 15 PRs 0%

PYX-201 potential for early line in combo with PD-1



YXS
cara
erus
ORR% (N evaluable in HNSCC)
PYX-201 Mono
50%[1] (N=6)
Bicara combo with PD-1 (HPV+/-)
54%[2] (N=39)
Bicara combo with PD-1 (HPV-)
64%[2] (N=28)
Merus combo with PD-1
67%[3] (N=24)

Median Treatment Line (Range)

Median Treatment Line (Range)
5 (2-7)
1
1
1

PYX 201 + PD-1 combo has potential for meaningful tumor regression

PYXIS ONCOLOGY

1.. PYX-201 Phase 1 data 2. Bicara Press Release, 27June2024 3. Merus Company Publication, 28May2024;

26

3 HNSCC Clinical Studies starting in 1Q25 will deliver 3 catalysts 2H25-1H26 2/3L Monotherapy in PD-1 and EGFR experienced patients Potential Opportunity: Limited next set of options for these patients beyond chemo 1/2L Combo therapy PYX-201 + KEYTRUDA® Potential Opportunity: Improved tolerability and potentiation of KEYTRUDA® impact 2/3L Monotherapy in PD-1 and Platinum experienced patients Potential Opportunity: Combo may not be tolerated for long periods of time Combo therapy PYX-201 + Other MOAs (Preclinical studies) Potential Opportunity: Extracellular MOA could enhance current and emerging therapies (e.g., EGFR, VEGF, Platinum) 2/3L Monotherapy in PD-1 and EGFR experienced patients 1/2L Combo therapy PYX-201 + KEYTRUDA® 2/3L Monotherapy in PD-1 and Platinum experienced patients Combo therapy PYX-201 + Other MOAs 2 3 1 FPFV: 1Q25 Prelim Data: 2H25 FPFV: 1Q25 Prelim Data: 1H26 Preclinical Studies Prelim Data: 2026 FPFV:1Q25 Prelim Data: 2H25 FPFV – First Patient First Visit KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

PYX-201 RECIST 1.1 responses seen in 3.6 - 5.4 mg/kg Identified Dose Range

Ovarian Cancer, NSCLC, HR+ BC, TNBC and Sarcoma

Summary of responses in 3.6 - 5.4 mg/kg dose range in five tumor types (N=23)[1]


Best % change from baseline
100
80
60
40
20
0
-20
-40
-60
-80
-100
PD
PR
CR
TNBC PD
STS Leiomyosarcoma PD
NSCLC SD
STS Leiomyosarcoma SD
Chordoma SD
TNBC PD
NSCLC PD
NSCLC PD
Ovarian SD
Ovarian SD
NSCLC SD
Chordoma SD
NSCLC SD
NSCLC SD
Chordoma SD
STS Leiomyosarcoma SD
TNBC SD
TNBC SD
Ovarian PR
NSCLC PR
Ovarian ##PR
HR+ BC PR
STS endometrial *PR
* = Confirmed Response as of Oct 4th cut-off
Confirmed Response after Oct 4th data cutoff (-73% tumor regression)
Dose level
3.6 mg/kg
4.4 mg/kg
5.4 mg/kg

1.N= 23 patients dosed at 3.6 - 5.4 mg/kg; 23 patients on waterfall with Ovarian Cancer, NSCLC, HR+ BC, TNBC who received at least 1 scan; 2 Ovarian patients in efficacy evaluable population did not receive a post-baseline scan and cannot be included in the waterfall above

PYXIS ONCOLOGY

28

30 60 90 120 150 180 210 240 270 Sarcoma NSCLC Ovarian Cancer Sarcoma TNBC NSCLC Sarcoma TNBC Sarcoma HR+ BC NSCLC TNBC Ovarian Cancer NSCLC NSCLC Sarcoma NSCLC NSCLC TNBC Ovarian Cancer Sarcoma Sarcoma Ovarian Cancer Ovarian Cancer PR SD SD SD PR PD SD SD PD PR Ovarian Cancer SD SD SD PD SD SD SD PD PR SD SD N/A N/A PD Note: Efficacy population defined by dose received; dose level for patients who escalated or de-escalated = starting dose Median Treatment duration in the 3.6 - 5.4 Identified Dose Range is 12 weeks Ovarian Cancer, NSCLC, HR+ BC, TNBC and Sarcoma 3.6 mg/kg 4.4 mg/kg 5.4 mg/kg Dose level Time on study (days) (N=25)1 Ongoing PR Median 85 days (12 weeks) Median treatment duration: 85 days (12 weeks) 10 patients on treatment for 90+ days 7 patients ongoing 1. N=25 patients dosed at 3.6 - 5.4 mg/kg; Includes 23 patients with Ovarian Cancer, NSCLC, HR+ BC, TNBC, and Sarcoma appearing on waterfall with at least 1 scan plus 2 Ovarian patients in efficacy evaluable population who did not receive a post-baseline scan

PYX-201 responses observed in heavily pretreated patients

Ovarian Cancer, NSCLC, TNBC examples

	Ovarian cancer patient with platinum resistance had rapid tumor shrinkage	NSCLC patient progressed on multiple prior lines had ~42% tumor shrinkage	TNBC patient post Trodelvy and IO completely resolved skin lesions in 4 wks
Patient characteristics	• 44 y/o female with BRCA1 mutation • Multiple metastases	• 57 y/o female with EGFR mutation, C-MET aberration	• 69 y/o female with lung and skin metastasis
Prior therapies	• Treated with platinum and PARP inhibitors	• Treated with 7 prior lines: including TKI, PARPi, and chemo	• Treated with chemo+pembro; progressed through Trodelvy + pembro
PYX-201 treatment history[1]	• 12 weeks • 5.4 mg/kg	• 12 weeks • 5.4 mg/kg, delayed and resumed at 3.6 mg/kg	• 4 weeks ongoing awaiting 1st scan • 5.4 mg/kg
TRAEs	• Grade 2 Fatigue, Myalgia, Nausea • Grade 3 Cutaneous - resolved	• Grade 1 Fatigue, Alopecia • Grade 3 Pneumonitis - resolved	• Grade 1 Fatigue
Clinical results	• Week 6: -49% PR; Week 12: -72.6% PR (scan after data cutoff of Oct 4th) • Elimination and reduction of multiple lesions	• Week 6: -29% SD; Week 12: -42% PR	• Complete resolution of skin lesions


Baseline
After 13 weeks
Tumor
Tumor
Vaginal cuff lesion – CT scan


Baseline
After 10 weeks
Tumor
Tumor
Target lesion in LLL – CT


Baseline
After 4 weeks
Skin lesions

PYXIS ONCOLOGY

30

Next 6-18 months will deliver multiple readouts including 2/3L monotherapy and early line combinations

Program Area	Potential Indications	Preclinical	Phase 1	FPFV[1]	Next Milestone
Head & Neck Squamous Cell Carcinoma (HNSCC)					
HNSCC – PYX-201 with KEYTRUDA®	1/2L	Escalation		Q1 '25	Preliminary data in 2H25
HNSCC – PYX-201 Mono	2/3L Platinum & PD-1 Experienced			Q1 '25	Preliminary data in 2H25
HNSCC – PYX-201 Mono	2/3L EGFR & PD-1 Experienced			Q1 '25	Preliminary data in 1H26
Combo Therapy Expansions					
PYX-201 with KEYTRUDA	HR+/HER2-, TNBC, Sarcoma, Other			Q1'25	Preliminary data in 2H25/1H26
Other Combo Agents	Ovarian, NSCLC			TBD	Preliminary data in 2026
Various Exploratory Expansions / ISTs					

PYXIS ONCOLOGY

1 FPFV – First Patient First Visit

KEYTRUDA® is a registered trademark of Merck Sharp & Dohme LLC, a subsidiary of Merck & Co., Inc., Rahway, NJ, USA.

31

KOL Perspectives: Panel Discussion Lara Sullivan, MD President and CEO Moderated by Glenn Hanna, MD Director, Center for Cancer Therapeutic Innovation, Medical Oncologist, Center for Head & Neck Oncology, Dana Farber Cancer Institute Guest Key Opinion Leaders Anthony Tolcher, MD, FRCPC Founder and CEO, NEXT Oncology

NEXT Oncology Case Example: Serous ovarian cancer patient (1 out of 2 pgs) November 2023  November 2023 Baseline scan 29.5 mm x 23.2 mm 1st scan (Unscheduled) after Cycle 1 (1 dose PYX-201)

NEXT Oncology Case Example: Serous ovarian cancer patient (2 out of 2 pgs) December 2023

KOL Perspectives: Panel Discussion Lara Sullivan, MD President and CEO Moderated by Glenn Hanna, MD Director, Center for Cancer Therapeutic Innovation, Medical Oncologist, Center for Head & Neck Oncology, Dana Farber Cancer Institute Guest Key Opinion Leaders Anthony Tolcher, MD, FRCPC Founder and CEO, NEXT Oncology

As of Q3 2024, $146M in cash provides runway into 2H 2026 Multiple Clinical Catalysts for PYX-201 over next 6-18 months Building a Leading ADC Focused Company

Q&A

APPENDIX

PYX-201-101 Phase 1 Part 1 tumor types total patient numbers 80 Patients Dosed in Phase 1 Part 1 0.3 1 1 1 3 0.6 1 2 3 1.2 1 1 1 3 2.4 3 2 1 1 1 8 3.6 3 3 1 2 1 1 11 4.4 1 2 3 5.4 7 6 5 5 5 5 4 4 1 42 6.6 1 1 2 4 8.0 1 1 1 3 Total 17 14 12 9 9 8 6 4 1 0 80 NSCLC TNBC Sarcoma HNSCC Ovarian Cancer PDAC HCC HR+ BC Thyroid RCC Total Starting Dose (mg/kg)

Summary of all responses in PYX-201 Phase 1 Part 1 trial observed



Summary of all responses
(N=65)1
PDAC
Thyroid Cancer
NSCLC
Sarcoma
Ovarian Cancer
TNBC
HR+ BC
HNSCC
HCC
Best % change from baseline
100
75
50
25
0
-25
-50
-75
-100
PD
PR
CR
SD
*PR
##PR
#PR
*CR
Dose level1
0.3 mg/kg
0.6 mg/kg
1.2 mg/kg
2.4 mg/kg
3.6 mg/kg
4.4 mg/kg
5.4 mg/kg
6.6 mg/kg
8 mg/kg

***Confirmed Response as of Oct 4th data cutoff; #Confirmed Response after Oct 4th data cutoff (-47% tumor regression); ##Confirmed Response after Oct 4th data cutoff (-73% tumor regression)**

Note: Efficacy population defined by dose received; dose level for patients who escalated or de-escalated = starting dose

1. N=65; 3 patients dosed after 10/4 data cutoff and do not yet have scans; 12 patients of the 77 patients included in the safety dataset are not included in the waterfall for the following reasons -> 3 patients scanned after 10/4 data cutoff, 1 patient's scan was delayed beyond protocol allowable timeframe, 3 patients discontinued prior to 1st scan due to non-TRAEs, 1 patient withdrew from the study prior to 1st scan and 4 patients discontinued due to Progressive Disease.

40